Exhibit 10.1

Execution Version

LIMITED CONSENT AND SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

dated as of February 6, 2015

among

RICE ENERGY INC.,

as Borrower,

The Guarantors Party Hereto,

WELLS FARGO BANK, N.A.,

as Administrative Agent,

and

The Lenders Party Hereto

WELLS FARGO SECURITIES, LLC,

as Sole Lead Arranger and Sole Bookrunner

LIMITED CONSENT AND SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This LIMITED CONSENT AND SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”), dated as of February 6, 2015 (the “Second Amendment Effective Date”), is among RICE ENERGY INC., a Delaware corporation (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Loan Parties”); each of the Lenders that is a signatory hereto; and WELLS FARGO BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

Recitals

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of April 10, 2014 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. The Borrower has advised the Administrative Agent and the Lenders that the Borrower and the Restricted Subsidiaries have entered into, and remain party to, certain Swap Agreements in respect of natural gas listed on Schedule 1 hereto (the Swap Agreements listed on Schedule 1 hereto are, solely to the extent such Swap Agreements cover any month in calendar year 2015, referred to herein as the “Specified 2015 Swap Agreements”).

C. The Borrower has advised the Administrative Agent and the Lenders that the notional volumes of the Specified 2015 Swap Agreements may exceed the maximum notional volumes permitted under Section 9.18(a)(ii)(B) of the Credit Agreement in respect of natural gas for calendar months in 2015.

D. The Borrower has requested that the Majority Lenders party hereto consent to the existence of the Specified 2015 Swap Agreements on the terms and conditions set forth herein.

E. The parties hereto desire to amend certain terms of the Credit Agreement as set forth herein including, without limitation, to increase the LC Commitment from $100,000,000 to $175,000,000, in each case, to be effective as of the Second Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Second Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Second Amendment refer to the Credit Agreement.

Section 2. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Second Amendment Effective Date in the manner provided in this Section 2.

2.1 Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Anti-Corruption Laws” means all state or federal laws, rules, and regulations applicable to the Borrower or any of its Affiliates from time to time concerning or relating to bribery or corruption, including the FCPA.

“Sanction” means any economic or financial sanction or trade embargo imposed, administered or enforced from time to time by the U.S. government, including those administered by OFAC, the U.S. Department of the Treasury or the U.S. Department of State.

“Sanctioned Country” means, at any time, a country or territory which is itself the subject or target of any Sanctions (including Cuba, Iran, North Korea, Sudan and Syria).

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of the Treasury or the U.S. Department of State, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b).

“Second Amendment” means that certain Limited Consent and Second Amendment to Third Amended and Restated Credit Agreement dated as of February 6, 2015, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

2.2 Amended Definitions. The definitions of “LC Commitment” and “Loan Documents” contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:

“LC Commitment” at any time means $175,000,000.

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Notes, the Fee Letters, the Letter of Credit Agreements, the Letters of Credit and the Security Instruments.

2.3 Amendment to Section 7.20 of the Credit Agreement. Section 7.20 of the Credit Agreement is hereby amended to add the following sentence immediately after the third sentence thereof:

The Borrower will not request any Borrowing or Letter of Credit, and the Borrower shall not use, and the Borrower shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing or Letter of Credit (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (c) in any manner that would knowingly or negligently result in the violation of any Sanctions applicable to any party hereto.

2.4 Amendment to Section 7.23 of the Credit Agreement. Section 7.23 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

Section 7.23. Anti-Corruption Laws and Sanctions. The Borrower and its Subsidiaries have implemented and maintain in effect such policies and procedures, if any, as they reasonably deem appropriate, in light of their business and international activities (if any), to ensure compliance by the Borrower and its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Borrower and its Subsidiaries and their respective officers and employees and, to the knowledge of the Borrower, their respective directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Borrower and its Subsidiaries or any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing or Letter of Credit, use of proceeds or other transaction contemplated by this Agreement will violate any Anti-Corruption Law or applicable Sanctions.

2.5 Deletion of Section 7.24 of the Credit Agreement. Section 7.24 of the Credit Agreement is hereby deleted in its entirety.

2.6 Amendment to Section 8.09 of the Credit Agreement. Section 8.09 of the Credit Agreement is hereby amended to add the following sentence immediately after the first sentence thereof:

The Borrower will maintain in effect and enforce such policies and procedures, if any, as it reasonably deems appropriate, in light of its businesses and international activities (if any), to ensure compliance by the Borrower, its Subsidiaries and each of their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.

Section 3. Limited Consent. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the terms and conditions set forth below in this Section 3 and the satisfaction of the conditions precedent set forth in Section 4 hereof, the Majority Lenders hereby consent to the Borrower and/or the Restricted Subsidiaries maintaining and continuing to be party to the Specified 2015 Swap Agreements; provided, that

(a) this consent shall be limited solely to calendar months in 2015,

(b) this consent shall not apply, and it shall constitute an immediate Event of Default under the Credit Agreement, if the Borrower and the Restricted Subsidiaries enter into or maintain any Swap Agreement in respect of natural gas that causes the aggregate notional volumes of all Swap Agreements in respect of natural gas then in effect to exceed, as of any date, for any calendar month in 2015, 100% of the Projected Volume for such month (based on the most recently delivered report under Section 8.01(n), and without double-counting for price swaps and basis swaps, as provided in the Credit Agreement), and

(c) following the date hereof, the Borrower and the Restricted Subsidiaries may not enter into any Swap Agreements in respect of natural gas (or amend any Specified 2015 Swap Agreements to add additional volumes) for any calendar month in 2015, other than (i) Swap Agreements or amendments thereto that unwind or modify previous positions to facilitate compliance with the Credit Agreement and this Section 3 and (ii) Swap Agreements for basis differentials on volumes already hedged pursuant to Specified 2015 Swap Agreements, unless the Borrower would otherwise be in compliance with Section 9.18 of the Credit Agreement without giving effect to this consent.

Nothing contained in this Second Amendment shall be deemed a consent to, or waiver of, any action or inaction of the Borrower or any Restricted Subsidiary—other than maintaining and continuing to be party to the Specified 2015 Swap Agreements—which constitutes (or would constitute) a violation of any provision of the Credit Agreement or any other Loan Document, or which results (or would result) in a Default or Event of Default under the Credit Agreement or any other Loan Document, nor shall this Second Amendment constitute a course of conduct or dealing among the parties. The Administrative Agent and the Lenders shall have no obligation to grant any future waivers, consents or amendments with respect to the Credit Agreement or any other Loan Document.

Section 4. Conditions Precedent. The effectiveness of this Second Amendment is subject to the following:

4.1 The Administrative Agent shall have received counterparts of this Second Amendment from the Loan Parties, the Majority Lenders and the Issuing Bank.

4.2 The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date.

Section 5. Miscellaneous.

5.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Second Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Second Amendment, and this Second Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

5.2 Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (i) acknowledges the terms of this Second Amendment, (ii) ratifies and affirms its obligations under the Guaranty and Pledge Agreement and the other Loan Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty and Pledge Agreement and the other Loan Documents to which it is a party, (iv) agrees that its guarantee under the Guaranty and Pledge Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Obligations as amended hereby, (v) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof and the limited consent contained in Section 3 hereof except (A) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct as of such specified earlier date, and (B) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (vi) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Loan Party of this Second Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Second Amendment constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (vii) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Second Amendment, no Event of Default exists.

5.3 Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

5.4 No Oral Agreement. THIS WRITTEN SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES THAT MODIFY THE AGREEMENTS OF THE PARTIES IN THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

5.5 Governing Law. THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.6 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5.7 Severability. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8 Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow.]

The parties hereto have caused this Second Amendment to be duly executed as of the day and year first above written.

BORROWER:	RICE ENERGY INC., a Delaware corporation

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Vice President and Chief Financial
Officer

SIGNATURE PAGE TO LIMITED CONSENT AND SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

GUARANTORS:	RICE DRILLING B LLC, a Pennsylvania limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Vice President and Chief Financial
Officer

RICE DRILLING C LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Vice President and Chief Financial
Officer

RICE DRILLING D LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Vice President and Chief Financial
Officer

RICE ENERGY APPALACHIA, LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Vice President and Chief Financial
Officer

SIGNATURE PAGE TO LIMITED CONSENT AND SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

BLUE TIGER OILFIELD SERVICES LLC, a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Vice President and Chief Financial Officer

ALPHA SHALE HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Vice President and Chief Financial Officer

ALPHA SHALE RESOURCES, LP, a Delaware limited partnership

By: Alpha Shale Holdings, LLC, its general partner

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Vice President and Chief Financial Officer

RICE MARKETING LLC, a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Vice President and Chief Financial Officer

SIGNATURE PAGE TO LIMITED CONSENT AND SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

RICE ENERGY MARKETING LLC, a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Vice President and Chief Financial Officer

SIGNATURE PAGE TO LIMITED CONSENT AND SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

WELLS FARGO BANK, N.A., as Administrative Agent, a Lender and as Issuing Bank

By:	/s/ Matthew W. Coleman
Name:	Matthew W. Coleman
Title:	Director

SIGNATURE PAGE TO LIMITED CONSENT AND SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

BARCLAYS BANK PLC, as a Lender

By:	/s/ May Huang
Name:	May Huang
Title:	Assistant Vice President

SIGNATURE PAGE TO LIMITED CONSENT AND SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

BMO HARRIS FINANCING, INC.,
as a Lender

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Managing Director

SIGNATURE PAGE TO LIMITED CONSENT AND SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

CITIBANK, N.A., as a Lender

By:	/s/ Peter Kardos
Name:	Peter Kardos
Title:	Vice President

SIGNATURE PAGE TO LIMITED CONSENT AND SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

COMERICA BANK, as a Lender

By:	/s/ William Robinson
Name:	William Robinson
Title:	Vice President

SIGNATURE PAGE TO LIMITED CONSENT AND SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

FIFTH THIRD BANK, as a Lender

By:	/s/ Richard Butler
Name:	Richard Butler
Title:	Senior Vice President

SIGNATURE PAGE TO LIMITED CONSENT AND SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

SIGNATURE PAGE TO LIMITED CONSENT AND SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Jay T. Sartain
Name:	Jay T. Sartain
Title:	Authorized Signatory

SIGNATURE PAGE TO LIMITED CONSENT AND SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Tom Byargeon
Name:	Tom Byargeon
Title:	Managing Director

SIGNATURE PAGE TO LIMITED CONSENT AND SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

SUNTRUST BANK, as a Lender

By:	/s/ Shannon Juhan
Name:	Shannon Juhan
Title:	Vice President

SIGNATURE PAGE TO LIMITED CONSENT AND SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kristin N. Oswald
Name:	Kristin N. Oswald
Title:	Vice President

SIGNATURE PAGE TO LIMITED CONSENT AND SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Thomas Kleiderer
Name:	Thomas Kleiderer
Title:	Vice President

SIGNATURE PAGE TO LIMITED CONSENT AND SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.